UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

F-STAR THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37718	52-2386345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eddeva B920 Babraham Research Campus

Cambridge, United Kingdom

CB22 3AT

(Address of principal executive offices)

+44-1223-497400

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $0.0001 par value	FSTX	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 7 to Merger Agreement with invoX Pharma Extends End Date

On February 22, 2023, F-star Therapeutics, Inc., a Delaware corporation (the “Company”), invoX Pharma Limited, a private limited company organized under the laws of England and Wales (“Parent”) and Fennec Acquisition Incorporated, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser” and together with the Company and Parent, the “Parties”), entered into Amendment No. 7 (“Amendment No. 7”) to the Agreement and Plan of Merger, dated as of June 22, 2022, and as amended, by and among the Parties and Sino Biopharmaceutical Limited, a company organized under the laws of the Cayman Islands, as “Guarantor” (the “Merger Agreement”). Capitalized terms used in this Current Report on Form 8-K without being defined herein shall have the same meanings ascribed to them in the Merger Agreement.

The purpose of Amendment No. 7 is to extend the End Date of the Merger Agreement in order to provide additional time for the Parties to finalize an agreement with the Committee on Foreign Investment in the United States (“CFIUS”) and to complete the ongoing tender offer (the “Offer”) whose expiration date has been extended to March 3, 2023, unless further extended, as described below.

The Parties believe they are in the late stages of the approval process for a definitive agreement necessary to remove CFIUS’s Interim Order and allow the transaction to close. However, there can be no assurances that the Parties will reach a final agreement with CFIUS.

Other than as expressly modified pursuant to Amendment No. 7, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on June 23, 2022, remains in full force and effect as originally executed on June 22, 2022, as amended. The foregoing description of Amendment No. 7 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 7 attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01	Other Events

Extension of Tender Offer Until March 3, 2023

On February 23, 2023, Purchaser, Parent and Guarantor extended the Offer to 5:00 p.m., Eastern Time, on March 3, 2023, unless further extended. The Offer was previously set to expire at 5:00 p.m., Eastern Time, on February 22, 2023. The purpose of the extension is to provide additional time for the Parties to complete the approval process with CFIUS for a final agreement.

As of 5:00 p.m., Eastern Time, on February 22, 2023, the Depositary had advised Purchaser, Parent and Guarantor that shares of common stock of the Company representing approximately 69.4% of the outstanding shares of common stock of the Company had been validly tendered and not properly withdrawn from the Offer.

Forward-Looking Statements

This report contains forward-looking statements. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. These forward-looking statements include, without limitation, statements related to the consummation of the acquisition of the Company, the availability of mitigation measures and other statements that are not historical facts. These forward-looking statements are based on Parent’s and the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the Parties’ ability to complete the transaction on the proposed terms and schedule; whether sufficient stockholders of the Company tender their shares in the transaction; whether the Parties can address the concerns raised by CFIUS sufficiently to enable the interim order to be revoked or terminated, or to otherwise permit the closing of the transaction or the equity investment provided for in the Merger Agreement in the event of certain terminations related to the Foreign Investment Condition; whether the Parties and CFIUS will be able to agree on terms for a National Security Agreement; the possibility that some of the Offer conditions will not be satisfied or waived by Parent, to the extent waiveable, by the Expiration Date; and other risks related to the Company’s business detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022 and September 30, 2022. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in their expectations, except as required by law.

Additional Information and Where to Find It

A tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, was filed with the SEC by invoX and Purchaser, and a Solicitation / Recommendation Statement on Schedule 14D-9 was filed with the SEC by the Company. The offer to purchase shares of Company common stock is being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION / RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON STOCK, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which is named in the tender offer statement. Investors may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.f-star.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 7 to Agreement and Plan of Merger, dated February 22, 2023 (incorporated by reference to Exhibit (d)(14) to the Schedule TO/A filed by Guarantor, Parent and Purchaser on February 23, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F-STAR THERAPEUTICS, INC.

Date: February 23, 2023	/s/ Darlene Deptula-Hicks
	Name:	Darlene Deptula-Hicks
	Title:	Chief Financial Officer